                                                                   EXHIBIT 10.31

                                SECOND AMENDMENT

                  SECOND AMENDMENT, dated as of December 2, 2003 (this "Amendment"), with respect to the Credit Agreement, dated as of November 22, 2002 (as amended by the Firs Amendment, dated as of August 7, 2003, and as may be further amended from time to time, the "Credit Agreement"), among NATIONAL WATERWORKS HOLDINGS, INC., a Delaware corporation ("Holdings"), NATIONAL WATERWORKS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"). J.P. MORGAN SECURITIES INC. and GOLDMAN SACHS CREDIT PARTNERS L.P., as co-syndication agents, GENERAL ELECTRIC CAPITAL CORPORATION and ANTARES CAPITAL CORPORATION, as co-documentation agents, and UBS AG, STAMFORD BRANCH, as administrative agent (the "Administrative Agent").

                                   WITNESSETH:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower.

                  WHEREAS, the Borrower has requested that certain other provisions of the Credit Agreement be modified in the manner provided for in this Amendment.

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises, the parties hereto hereby agree as follows:

                              SECTION I AMENDMENTS

         1.1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

         1.2.     Amendments to Section 1.1.

                  (a) The definition of "Consolidated EBITDA" in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" prior to clause (h) thereof and (ii) adding the following new clause (i) immediately after clause (h) thereof:

                  "and (i) any fees, expenses and other charges (including, without limitation, any consent fees) associated with the payment of the dividend permitted by Section 7.6(j)"-

                  (b) The definition of "Consolidated Interest Expense" in
Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end of such definition:

                  "Notwithstanding the foregoing, Consolidated Interest Expense shall not include (x) any fees, expenses and other charges (including, without limitation, any consent fees) associated with the payment of the dividend permitted by Section 7.6(j) and (y) for purposes of calculating Consolidated Interest Expense for each fiscal quarter ended on or after September 30, 2003, any fees, expenses and other charges (including, without limitation, consent fees, amendment fees, prepayment fees and fees paid to the Agents hereunder) associated with Borrower incurring the Replacement Tranche B Term Loans and prepaying the Tranche B Term Loans with the proceeds of the Replacement Tranche B Term Loans."

         1.3. Amendment to Section 2.2. Section 2.2 of the Credit Agreement is hereby amended by inserting the phrase "made pursuant to Section 2.1(a)A" immediately after the words "Replacement Tranche B Term Loans" in each of the last two sentences of such Section.

         1.4. Amendment to Section 2.11. Paragraph (d) of Section 2.11 of the Credit Agreement is hereby amended by adding the following new proviso at the end of the first sentence of such Section:

                  "provided, however, that for the purpose of calculating Excess Cash Flow for any fiscal year (x) during which a dividend shall have been paid pursuant to Section 7.6(j) or (y) where a dividend shall have been paid pursuant to Section 7.6(j) following the end of such fiscal year but prior to the Excess Cash Flow Application Date in the next succeeding fiscal year, Consolidated Net Income for such fiscal year, in the case of clause (x) and clause (y) above, shall be decreased by an amount equal to (i) the amount of such dividend (to the extent that such amount was not deducted from Consolidated Net Income for the prior fiscal year pursuant to this proviso), less (ii) the amount of any Indebtedness incurred to finance the payment of such dividend (other than any Revolving Loans permitted by such Section 7.6(j))."

         1.5. Amendments to Section 7.6. Section 7.6 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (h) thereof, (b) deleting the period at the end of paragraph (i) thereof and (c) adding the following new paragraph (j) immediately after paragraph (i):

                  "(j) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may, at any time and from time to time, pay a dividend, and Holdings may use the amount of any such dividend for any purpose not otherwise prohibited by this Agreement, to pay dividends or make other distributions on, or repurchase or redeem, shares of its Qualified or Disqualified Capital Stock or to make payments in respect of Indebtedness permitted to be incurred by it under this Agreement, or for any combination of the foregoing, provided that (i) on the date of the payment of any such dividend by the Borrower, the Consolidated Senior Leverage Ratio as of the last day of the most recently completed fiscal quarter of the Borrower for which financial statements are available, calculated on a pro forma basis to include any net additional Indebtedness incurred or paid since such last day (including any such Indebtedness incurred to finance such payment), shall not exceed 2.75 to 1.0, (ii) after giving effect to the payment of any such dividend by the Borrower, the aggregate outstanding principal amount of Revolving Loans shall not exceed $25,000,000, (iii) the payment of any such dividend by the Borrower shall be permitted by the Senior Subordinated Note Indenture, (iv) the aggregate amount of dividends made by the Borrower pursuant to this paragraph (j) shall not exceed $110,000,000, (v) the aggregate amount of dividends made by the Borrower pursuant to this paragraph (j) in any fiscal year shall not exceed (x) $45,000,000 for the fiscal year ending December 31, 2003 and
                  (y) $40,000,000 for any fiscal year thereafter; provided that any such amount referred to in this clause (v), if not paid as a dividend in the fiscal year for which it is permitted, may be carried over to increase the aggregate amount of dividends permitted in any succeeding fiscal year, and (vi) prior to the making of any such dividend by the Borrower, the Administrative Agent shall have received a certificate from a Responsible Officer stating that the making of such dividend complies with the foregoing conditions and setting forth all calculations necessary for determining such compliance (including, without limitation, calculations necessary to demonstrate compliance with Section 4.07 of the Senior Subordinated Note Indenture)."

         1.6. Amendment to Section 7.8. Paragraph (1) of Section 7.8 is hereby amended in its entirety to read as follows:

                  "(l)(i) any repurchase of Indebtedness permitted by Section 7.9(a) and (ii) any repurchase of Capital Stock permitted by
                  Section 7.6."

         1.7.     Amendment to Section 7.9. The proviso in clause (a) of Section
7.9 is hereby amended by inserting the phrase "and any subordinated Indebtedness incurred pursuant to Section 7.2(g)" immediately after the words "Senior Subordinated Notes" therein.

         1.8.     Amendment to Section 7.10. Section 7.10 is hereby amended by
(a) deleting the phrase "except in the case of payments permitted by Section 7.6," in clause (c) thereof and (b) inserting the parenthetical "(other than any transaction permitted by Section 7.6)" immediately after the phrase "Enter into any transaction" in the first sentence thereof.

                            SECTION II MISCELLANEOUS

         2.1. Conditions to Effectiveness of Amendment. Subject to the provisions of Section 2.2 hereof, this Amendment shall become effective as of the date first set forth above upon satisfaction of the following conditions precedent (the effective date of this Amendment, the "Effective Date"):

         (a)      Loan Documents:

                  (i) Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered, by the Borrower, the Administrative Agent and the Required Lenders; and

                  (ii) Reaffirmation of Guarantee and Collateral Agreement. The Administrative Agent shall have received a reaffirmation of the Guarantee and Collateral Agreement (the "Reaffirmation"). executed and delivered by an authorized officer of Holdings, the Borrower and each Subsidiary Guarantor, the form of which is attached hereto as Exhibit A.

         (b) Payment of Fees and Expenses. The Administrative Agent shall have received (i) an amendment fee, for the account of the Lenders that have delivered an executed signature page to this Amendment to the Administrative Agent or its counsel no later than 12:00 noon., New York City time, on November 26, 2003, in an amount equal to 0.25% of the aggregate amount (without duplication) of the Commitments in effect and Loans outstanding of such Lenders as of such date and (ii) payment for all other fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), in connection with this Amendment or otherwise required to be paid pursuant to Section 10.5 of the Credit Agreement.

         2.2. Representations and Warranties. The Borrower represents and warrants to each Lender that as of the effective date of this Amendment: (i) this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing; (ii) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date); and (iii) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

         2.3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The execution and delivery of the Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

         2.4. Continuing Effect; No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment or consent to any further or future action on the part of the Borrower that would require an amendment or consent of the Required Lenders or Lenders, as the case may be, or the Administrative Agent. This Amendment shall constitute a Loan Document.

         2.5. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.

         2.6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly accepted and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        NATIONAL WATERWORK, INC.

                                        By: /s/ Harry K. Hornish, Jr.
                                            -------------------------
                                            Name:
                                            Title:


                                        NATIONAL WATERWORKS HOLDINGS, INC.

                                        By: /s/ Harry K. Hornish, Jr.
                                            -------------------------
                                            Name:
                                            Title:


                                        UBS AG, STAMFORD BRANCH, as
                                        Administrative Agent and as a Lender

                                        By: /s/ ROBERT REUTER
                                            ------------------
                                            Name: ROBERT REUTER
                                            Title: EXECUTIVE DIRECTOR

                                        By: /s/ Lynda Feliciand
                                            --------------------
                                            Name:  Lynda Feliciand
                                            Title: Associate Director
                                                   LPRM



                                        JPMORGAN SECURITIES INC., as
                                        Co-Syndication Agent

                                        By: /s/ Thomas H. Kozlark
                                            -------------------------
                                            Name:  Thomas H. Kozlark
                                            TITLE: Vice President


                                        GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                        Co-Syndication Agent and as a Lender

                                        By: /s/ ROBERT SCHATZMAN
                                            --------------------
                                            Name:  ROBERT SCHATZMAN
                                            Title: AUTHORIZED SIGNATORY

                                        SEQUILS - PILGRIM I, LTD
                                        By: ING Investments, LLC
                                            as its investment manager

                                        By: /s/ Illegible
                                            -------------------
                                        Name:
                                        Title:


                                        ING PRIME RATE TRUST
                                        BY: AELTUS INVESTMENT MANAGEMENT, INC.
                                            AS ITS INVESTMENT MANAGER

                                        By: /s/ Illegible
                                            -------------------
                                        NAME:
                                        TITLE:


                                        ING SENIOR INCOME FUND
                                        BY: AELTUS INVESTMENT MANAGEMENT, INC.
                                            AS ITS INVESTMENT MANAGER

                                        BY: /s/ [ILLEGIBLE]
                                            -------------------
                                        NAME:
                                        TITLE:


                                            ATRIUM CDO

                                        By: /s/ DAVID H. LERNER
                                            ----------------------------
                                            Name:  DAVID H. LERNER
                                            Title: AUTHORIZED SIGNATORY


                                            CSAM FUNDING III

                                        By: /s/ DAVID H. LERNER
                                            ---------------------
                                            Name: DAVID H. LERNER
                                            Title: AUTHORIZED SIGNATORY


                                            CSAM Funding II

                                        By: /s/ DAVID H. LERNER
                                            ---------------------
                                            Name: DAVID H. LERNER
                                            Title: AUTHORIZED SIGNATORY

                                            CSAM FUNDING I

                                        BY: /s/ DAVID H. LERNER
                                            ---------------------
                                            Name:  DAVID H. LERNER
                                            Title: AUTHORIZED SIGNATORY


                                            First Dominion Funding II

                                        By: /s/ DAVID H. LERNER
                                            ----------------------
                                            Name:  DAVID H. LERNER
                                            Title: AUTHORIZED SIGNATORY


                                            HARBOURVIEW CLO IV, LTD.

                                        BY: /s/ Bill Campbell
                                            -----------------
                                            Name:  Bill Campbell
                                            Title: Manager


                                            HARBOURVIEW CLO V, LTD.

                                        BY: /s/ Bill Campbell
                                            ----------------
                                            Name:  Bill Campbell
                                            Title: Manager


                                        Toronto Dominion (New York). Inc.
                                        (Name of Lender)

                                        By: /s/ Stacey L. Malek
                                            -------------------
                                            Name:  Stacey L. Malek
                                            Title: Vice President


                                        SEQUILS-Cumberland I, Ltd.
                                        By: Deerfield Capital Management LLC as
                                            Its Collateral Manager

                                        By: /s/ Dale Burrow
                                            ---------------
                                        Name:  Dale Burrow
                                        Title: Senior Vice President

                                        ROSEMONT CLO, Ltd.
                                        By: Deerfield Capital Management LLC as
                                        its Collateral Manager

                                        By: /s/ Dale Burrow
                                            ----------------------
                                        Name:  Dale Burrow
                                        Title: Senior Vice President


                                        BRYN MAWR CLO, Ltd.
                                        By: Deerfield Capital Management LLC as
                                        its Collateral Manager

                                        By: /s/ Dale Burrow
                                            ---------------
                                        Name:  Dale Burrow
                                        Title: Senior Vice President


                                        FOREST CREEK CLO, Ltd.
                                        By: Deerfield Capital Management LLC as
                                        its Collateral Manager

                                        By: /s/ Dale Burrow
                                            ---------------
                                        Name:  Dale Burrow
                                        Title: Senior Vice President


                                        Hewett's Island CDO, Ltd.
                                        By: Cypress Tree Investment Management
                                            Company, Inc., as Portfolio Manager.

                                        By: /s/ Michelle L. Patterson
                                            --------------------------
                                            Name:  Michelle L. Patterson
                                            Title: Investment Analyst


                                        CLOSE INTERNATIONAL CUSTODY SERVICES
                                        LIMITED RE
                                        CYPRESSTREE INTERNATIONAL LOAN HOLDING
                                        COMPANY LIMITED
                                        BY: CypressTree Strategic Debt
                                        Management Co., Inc. as Investment
                                        Adviser

                                        By: /s/ Michelle L. Patterson
                                            -------------------------
                                        Name:  Michelle L. Patterson
                                        Title: Investment Analyst

                                        T. ROWE PRICE ASSOCIATES, INC. as
                                        Collateral Manager for INNER HARBOR CBO
                                        2001-1 LTD.
                                        (NAME OF LENDER)

                                        By: /s/ Darrell N. Braman
                                            ---------------------
                                        Name:  Darrell N. Braman
                                        Title: Vice President


                                        THE TRAVELERS INSURANCE COMPANY

                                        By: /s/ JOHN A. WILLS
                                            -----------------
                                            Name:  JOHN A. WILLS
                                            Title: ASSISTANT INVESTMENT OFFICER


                                        CITIGROUP INVESTMENTS CORPORATE LOAN
                                        FUND INC.

                                        BY TRAVELERS ASSET MANAGEMENT
                                        INTERNATIONAL COMPANY, LLC

                                        By: /s/ JOHN A. WILLS
                                            -----------------
                                            Name:  JOHN A. WILLS
                                            Title: ASSISTANT INVESTMENT OFFICER


                                        COLUMBUS LOAN FUNDING LTD.

                                        BY TRAVELERS ASSET MANAGEMENT
                                        INTERNATIONAL COMPANY, LLC

                                        By: /s/ JOHN A. WILLS
                                            -----------------
                                            Name:  JOHN A. WILLS
                                            Title: ASSISTANT INVESTMENT OFFICER


                                        CITICORP INSURANCE AND INVESTMENT TRUST

                                        BY TRAVELERS ASSET MANAGEMENT
                                        INTERNATIONAL COMPANY, LLC

                                        By: /s/ JOHN A. WILLS
                                            -----------------
                                            Name:  JOHN A. WILLS
                                            Title: ASSISTANT INVESTMENT OFFICER

                                            Morgan Stanley Prime Income Trust

                                        By: /s/ Elizabeth Bodisch
                                            ----------------------
                                            Name:  Elizabeth Bodisch
                                            Title: Authorized Signatory


                                          CHASE LINCOLN FIRST COMMERCIAL CORP
                                          (Name of Lender)

                                        By: /s/ THOMAS H. KOZLARK
                                           ---------------------
                                          Name:  THOMAS H. KOZLARK
                                          Title: VICE PRESIDENT


                                        SunAmerica Life Insurance Company
                                        BY: AIG Global Investment Corp., Its
                                        Investment Advisor

                                     By: /s/ W. Jeffrey Baxter
                                        ----------------------
                                        Name:  W. Jeffrey Baxter
                                        Title: Vice President

                                        Galaxy CLO 1999-1, Ltd.
                                        BY: AIG Global Investment Corp., As
                                        Collateral Manager

                                     By: /s/ W. Jeffrey Baxter
                                        ----------------------
                                        Name:   W. Jeffrey Baxter
                                        Title:  Vice President

                                            Venture CDO 2002, Limited
                                            By its investment advisor, MJX Asset
                                            Management, LLC

                                            By: /s/ Illegible
                                                -------------------------------
                                                Name:
                                                Title:


                                           VENTURE II CDO 2002, LIMITED
                                           BY ITS INVESTMENT ADVISOR, MJX ASSET
                                           MANAGEMENT, LLC

                                           By: /s/ Illegible
                                              ----------------------------------
                                              Name:
                                              Title:

                                       Transamerica Business Capital Corporation
                                       (Name of Lender)

                                       By: /s/ Stephen K. Goetschius
                                           -------------------------------------
                                           Name: Stephen K. Goetschius
                                           Title: Senior Vice President


                                           Flagship CLO II
                                           by: Flagship Capital Management, Inc.

                                           By: /s/ Eric S. Meyer
                                               ---------------------------------
                                               Name: Eric S. Meyer
                                               Title: Director


                                     Longhorn CDO (Cayman) LTD
                                     By: Merrill Lynch Investment Managers, L.P.
                                         as Investment Advisor

                                     By: /s/ Anthony Heyman
                                         ---------------------------------------
                                         Anthony Heyman
                                         AUTHORIZED SIGNATORY

                                     LONGHORN CDO III, LTD.
                                     By: Merrill Lynch Investment Managers, L.P.
                                         As Investment Advisor,

                                     By: /s/ Anthony Heyman
                                         ---------------------------------------
                                         Anthony Heyman
                                         Authorized Signatory


                                       Tuscany CDO, Limited
                                       ----------------------------------------
                                       (Name of Lender)

                                     By: /s/ David C. Wagner
                                        ---------------------------------------
                                        PPM America, Inc., as Collateral Manager

                                     By:
                                        --------------------------------------
                                        Name: David C. Wagner
                                        Title: Managing Director

                                              MUIRFIELD TRADING LLC

                                              By: /s/ Diana M. Himes
                                                 -------------------------------
                                                 Name: DIANA M. HIMES
                                                 Title: ASSISTANT VICE PRESIDENT


                                          OLYMPIC FUNDING TRUST, SERIES 1999-1

                                          By: /s/ Diana M. Himes
                                              ----------------------------------
                                              Name: DIANA M. HIMES
                                              Title: AUTHORIZED AGENT


                                              PPM SPYGLASS FUNDING TRUST

                                              By: /s/  Diana M. Himes
                                                 -------------------------------
                                                 Name: DIANA M. HIMES
                                                 Title: ATHORIZED AGENT


                                              PPM SHADOW CREEK FUNDING LLC

                                              By: /s/  Diana M. Himes
                                                 -------------------------------
                                                 Name: DIANA M. HIMES
                                                 Title: ASSISTANT VICE PRESIDENT


                                      Denali Capital LLC, managing member of
                                      DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

                                      ------------------------------------------
                                      (Name of Lender)

                                  By: /s/ JOHN P. THACKER
                                      ------------------------------------------
                                      Name: JOHN P. THACKER
                                      Title: CHIEF CREDIT OFFICER


                                      Denali Capital LLC, managing member of
                                      DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate

                                      ------------------------------------------
                                      (Name of Lender)

                                      By: /s/ John P.Thacker
                                          --------------------------------------
                                          Name: JOHN P.THACKER
                                          Title: CHIEF CREDIT OFFICER

                                      Denali Capital LLC, managing member of
                                      DC Funding Partners, portfolio manager for
                                      DENALI CAPITAL CLO III, LTD., or an
                                      affiliate
                                   ---------------------------------------------
                                   (Name of Lender)

                                   By: /s/ John P. Thacker
                                       -----------------------------------------
                                       Name JOHN P. THACKER
                                       Title: CHIEF CREDIT OFFICER


                                      GoldenTree Loan Opportunities I, Limited
                                      By: GoldenTree Asset Management, LP

                                   By: /s/ Eric Seeve
                                       -----------------------------------------
                                       Name: Eric Seeve
                                       Title: Research Analyst


                                      GoldenTree Loan Opportunities II, Limited
                                      By: GoldenTree Asset Management, LP

                                   By: /s/ Eric Seeve
                                      ------------------------------------------
                                      Name: Eric Seeve
                                      Title: Research Analyst


                                      ALLSTATE LIFE INSURANCE COMPANY
                                      ------------------------------------------
                                      (Name of Lender)

                                      By: /s/ Illegible
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      By: /s/ Illegible
                                         ---------------------------------------


                                       AIMCO CDO Series 2000-A
                                      ------------------------------------------
                                      (Name of Lender)

                                      By: /s/ Illegible
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      By: /s/ Illegible
                                         ---------------------------------------

                                      AIMCO CLO SERIES 2001-A
                                      ------------------------------------------
                                       (Name of Lender)

                                      By: /s/ Illegible
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      By: /s/ Illegible
                                         ---------------------------------------


                                      Franklin CLO III, Limited

                                      FRANKLIN CLO IV, LIMITED



                                           FRANKLIN FLOATING RATE
                                              DAILY ACCESS FUND


                                      Franklin Floating Rate Master Series

                                      FRANKLIN FLOATING RATE TRUST


                                          --------------------------------------
                                          (Name of Lender)

                                     By: /s/ TYLER CHAN
                                         ---------------------------------------
                                         Name:  TYLER CHAN
                                         Title: ASST. VICE PRESIDENT







                                      MAINE CDO 2002, LTD.
                                      ------------------------------------------
                                      (Name of Lender)

                                      By: /s/ John G. Martin
                                          --------------------------------------
                                          NAME: JOHN G. MARTIN
                                          TITLE: MANAGING DIRECTOR


                                      Antares Capital Corporation

                                      ------------------------------------------
                                      (Name of Lender)

                                      By: /s/ John G. Martin
                                          --------------------------------------
                                          Name: JOHN G. MARTIN
                                          Title: MANAGING DIRECTOR


                                   The Governor & Company of the Bank of Ireland

                                   By: /s/ Carol Lawlor
                                       -----------------------------------------
                                       Name: Carol Lawlor
                                       Title: Authorised Signatory

                                   By: /s/ John Holt
                                       -----------------------------------------
                                       Name: John Holt
                                       Title: Anthorised Signatory

                                        Lasalle Bank NA
                                      ------------------------------------------
                                        (Name of Lender)

                                      By: /s/ Lora Peloquin
                                          --------------------------------------
                                          Name: Lora Peloquin
                                          Title: First Vice President



                                      STANFIELD CARRERA CLO, LTD.
                                      BY: STANFIELD CAPITAL PARTNERS LLC
                                      AS ITS ASSET MANAGER

                                      By: /s/ Christopher A. Bondy
                                         ---------------------------------------
                                         Name: Christopher A. Bondy
                                         Title: Partner


                                      Stanfield Arbitrage CdO, Ltd.
                                      By: Stanfield Capital Partners LLC
                                      As Its Collateral Manager

                                      By: /s/Christopher A. Bondy
                                          --------------------------------------
                                          Name: Christopher A. Bondy
                                          Title: Partner


NATIONAL WATERWORKS, INC. CREDIT AGREEMENT

                                      VAN KAMPEN
                                      SENIOR INCOME TRUST
                                      By: Van Kampen Investment Advisory Corp.

                                      By: /s/ Darvin D. Pierce
                                          --------------------------------------
                                          Name: DARVIN D. PIERCE
                                          Title: EXECUTIVE DIRECTOR


                                  State Street Bank & Trust Co. as Trustee for
                                  GMAM Group Pension Trust I

                                  By: /s/ Russell Ricciardi
                                      ------------------------------------------
                                      Name: RUSSELL RICCIARDI
                                      Title: CSO

                                 State Street Bank & Trust Co. as Trustee for
                                 General Motors Welfare Benefits Trust

                                 By: /s/ Russell Ricciardi
                                     -------------------------------------------
                                     Name: RUSSELL RICCIARDI
                                     Title: CSO


                                Fidelity Advisor Series II: Fidelity Advisor
                                Floating Rate High Income Fund

                                ------------------------------------------------
                                (Name of Lender)

                                By: /s/ Frank Knox
                                    --------------------------------------------
                                    Name: Frank Knox
                                    Title: ASST TREASURER


                                   GENERAL ELECTRIC CAPITAL CORPORATION
                                   ---------------------------------------------
                                   (Name of Lender)

                                   By: /s/  Daniel Ekizoou
                                       -----------------------------------------
                                       Name: DANIEL EKIZOOU
                                       Title: VICE PRESIDENT


                                  Dryden IV- Leveraged Loan CDO 2003,
                                  By Prudential Investment Management, As
                                  Collateral Manager,

                                  By: /s/ Robin S. Snyder
                                      ------------------------------------------
                                      Name: Robin S. Snyder
                                      Title: Vice President


                                 Dryden III Leveraged Loan CDO 2002,
                                 By Prudential Investment Management Inc., As
                                 Collateral Manager

                                 By: /s/ Robin S. Snyder
                                     -------------------------------------------
                                     Name: Robin S. Snyder
                                     Title: Vice President


                                      NATEXIS BANQUES POPULAIRES

                                      ------------------------------------------
                                      (Name of Lender)

                                      By: /s/ William J. Burke
                                          --------------------------------------
                                          Name: WILLIAM J. BURKE
                                          Title: VICE PRESIDENT

                                      By: /s/ MICHAEL J. STORMS
                                          --------------------------------------
                                          MICHAEL J. STORMS
                                          ASSOCIATE

                                      Carlyle Loan Opportunity Fund
                                      ------------------------------------------
                                      (Name of Lender)

                                      By: /s/ Linda Pace
                                          --------------------------------------
                                          Name: LINDA PACE
                                          Title: PRINCIPAL


                                        CARLYLE HIGH YIELD PARTNERS, L.P.

                                        ____________________________________
                                        (Name of Lender)

                                    By: /s/ Linda Pace
                                        ------------------------------------
                                        Name: LINDA PACE
                                        Title: PRINCIPAL


                                        CARLYLE HIGH YIELD PARTNERS II, LTD.

                                        ___________________________________
                                        (Name of Lender)

                                    By: /s/ Linda Pace
                                        ------------------------------------
                                        Name: LINDA PACE
                                        Title: PRINCIPAL


                                        CARLYLE HIGH YIELD PARTNERS III, LTD.
                                        ____________________________________
                                        (Name of Lender)

                                    By: /s/ Linda Pace
                                        ------------------------------------
                                        Name: LINDA PACE
                                        Title: PRINCIPAL


                                        CARLYLE HIGH YIELD PARTNERS IV, LTD.

                                        ____________________________________
                                        (Name of Lender)

                                    By: /s/ Linda Pace
                                        ------------------------------------
                                       Name: LINDA PACE
                                       Title: PRINCIPAL


                                        ________________________________________
                                        CREDIT LYONNAIS NEW YORK BRANCH

                                    By: /s/ Alex Averbukh
                                        ----------------------------------------
                                        Name: Alex Averbukh
                                        Title: Vice President

                                        SENIOR DEBT PORTFOLIO
                                        BY: Boston Management and Research
                                            as Investment Advisor

                                        ________________________________________
                                        (Name of Lender)

                                    By: /s/ Scott H. Page
                                        ----------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President


                                        EATON VANCE SENIOR INCOME TRUST
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR
                                        ________________________________________
                                        (Name of Lender)

                                    By: /s/ Scott H. Page
                                        ----------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President


                                        EATON VANCE INSTITUTIONAL
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR
                                        ________________________________________
                                         (Name of Lender)

                                    By: /s/ Scott H. Page
                                        ----------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President


                                        OXFORD STRATEGIC INCOME FUND
                                         BY: EATON VANCE MANAGEMENT
                                           AS INVESTMENT ADVISOR
                                        ________________________________________
                                        (Name of Lender)

                                    By: /s/ Scott H. Page
                                        ----------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President


                                         EATON VANCE CDO II, LTD.
                                        BY: EATON VANCE MANAGEMENT
                                           AS INVESTMENT ADVISOR
                                        ________________________________________
                                        (Name of Lender)

                                    By: /s/ Scott H. Page
                                        ----------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President

                                          EATON VANCE CDO III, LTD.
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR
                                        _______________________________________
                                        (Name of Lender)

                                    By: /s/ Scott H. Page
                                        ----------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President


                                         EATON VANCE CDO IV, LTD.
                                        BY: EATON VANCE MANAGEMENT
                                           AS INVESTMENT ADVISOR
                                        ________________________________________
                                        (Name of Lender)

                                    By: /s/ Scott H. Page
                                        ----------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President


                                         EATON VANCE CDO V, LTD.
                                        BY: EATON VANCE MANAGEMENT
                                           AS INVESTMENT ADVISOR
                                        ________________________________________
                                        (Name of Lender)

                                    By: /s/ Scott H. Page
                                        ----------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President


                                         EATON VANCE CDO VI, LTD.
                                        BY: EATON VANCE MANAGEMENT
                                           AS INVESTMENT ADVISOR
                                        ________________________________________
                                        (Name of Lender)

                                    By: /s/ Scott H. Page
                                        ----------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President


                                                    GRAYSON & CO
                                        BY: BOSTON MANAGEMENT AND RESEARCH
                                                AS INVESTMENT ADVISOR
                                        ________________________________________
                                        (Name of Lender)

                                    By: /s/ Scott H. Page
                                        -------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President

                                        EATON VANCE
                                        LIMITED DURATION INCOME FUND
                                        BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR
                                        ________________________________________
                                        (Name of Lender)

                                    By: /s/ Scott H. Page
                                        -------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President


                                        TOLLI & CO.
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR
                                        ________________________________________
                                        (Name of Lender)

                                    By: /s/ Scott H. Page
                                        ----------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President


                                     OAK HILL CREDIT PARTNERS I, LIMITED, Lender

                                     By: Oak Hill CLO Management I, LLC
                                     As Investment Manager

                                     By /s/ Scott  D. Krase
                                        ---------------------------------------
                                        Name: Scott  D. Krase
                                        Title: Authorized Signatory

                                     OAK HILL CREDIT PARTNERS II, LIMITED,
                                     Lender

                                     By: Oak Hill CLO Management II, LLC
                                     As Investment Manager

                                     By /s/ Scott  D. Krase
                                        ---------------------------------------
                                        Name: Scott  D. Krase
                                        Title: Authorized Signatory

                                     DOLPHIN INVESTMENT CO., LIMITED, Lender

                                     By: Oak Hill CLO Management III, LLC
                                     As Investment Manager

                                     By /s/ Scott  D. Krase
                                        ---------------------------------------
                                        Name: Scott  D. Krase
                                        Title: Authorized Signatory


                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                    BY: /s/ Joseph Badim
                                        --------------------------------
                                        Name: Joseph Badim
                                        Title: Duly Authorized Signatory

                                    EXHIBIT A

                            REAFFIRMATION AGREEMENT

                                December__, 2003

         Reference is made to the Credit Agreement, dated as of November 22, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among NATIONAL WATERWORKS HOLDINGS, INC., a Delaware corporation ("Holdings"), NATIONAL WATERWORKS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), J.P. MORGAN SECURITIES INC. and GOLDMAN SACHS CREDIT PARTNERS L.P., as co-syndication agents, GENERAL ELECTRIC CAPITAL CORPORATION and ANTARES CAPITAL CORPORATION, as co-documentation agents, and UBS AG, STAMFORD BRANCH, as administrative agent (the "Administrative Agent").

         Holdings, as the only guarantor under the Guarantee and Collateral Agreement, dated as of November 22, 2002, made by the undersigned corporations in favor of the Administrative Agent, for the benefit of the Lenders (the "Guarantee and Collateral Agreement"), hereby (a) consents to the transactions contemplated by the Second Amendment, dated as of December_, 2003, to the Credit Agreement (the "Amendment"), made by the Borrower, each Lender party thereto, the Administrative Agent and each Co-Syndication Agent, and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to the Amendment. The Borrower, as grantor and pledgor under the Guarantee and Collateral Agreement, hereby acknowledges and agrees that its grant of collateral security contained in the Guarantee and Collateral Agreement remains in full force and effect after giving effect to the Amendment.

                                        NATIONAL WATERWORKS, INC.

                                        By:____________________________________
                                           Name:
                                           Title:

                                        NATIONAL WATERWORKS HOLDINGS, INC.

                                        By:____________________________________
                                           Name:
                                           Title: